As filed with the Securities and Exchange Commission on September 23, 2010

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DELTEK, INC.

(Exact name of registrant as specified in its charter)

Delaware	54-1252625
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

13880 Dulles Corner Lane

Herndon, VA 20171

Tel: (703) 734-8606

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Deltek, Inc. Amended and Restated 2007 Stock Incentive and Award Plan

(Full title of the plan)

David R. Schwiesow

Senior Vice President, General Counsel and Secretary

Deltek, Inc.

13880 Dulles Corner Lane

Herndon, VA 20171

Telephone: (703) 885-9933

Facsimile: (703) 880-0260

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a Copy to:

Wm. David Chalk

DLA Piper LLP (US)

6225 Smith Avenue

Baltimore, Maryland 21209

Telephone: (410) 580-4120

Facsimile: (410) 580-3120

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, par value $0.001 per share	1,140,000 (1)	$7.94 (2)	$9,051,600	$645.38

(1)	The Registrant previously registered shares of Common Stock to be offered or issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (the “2007 Plan”) on Form S-8 (File Nos. 333-147069, 333-158389 and 333-165099). This registration statement on Form S-8 covers additional shares of Common Stock to be offered or issued pursuant to the 2007 Plan, which is now entitled “Deltek, Inc. Amended and Restated 2007 Stock Incentive and Award Plan”. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this registration statement on Form S-8 shall also cover an indeterminate number of shares of Common Stock that may be offered or issued under the 2007 Plan, as amended and restated, by reason of stock splits, stock dividends or similar transaction.
(2)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h) under the Securities Act. The proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on the average of the high and low prices of the Registrant’s Common Stock as reported on the Nasdaq Global Select Market on September 21, 2010. Pursuant to General Instruction E of Form S-8, the registration fee is calculated with respect to the additional securities registered on this Form S-8 only.

INCORPORATION BY REFERENCE

In accordance with General Instruction E to Form S-8, the contents of the Registration Statements filed by the Registrant with the Securities and Exchange Commission (the “Commission”) (File No. 333-147069, 333-158389 and 333-165099), with respect to securities offered pursuant to the 2007 Plan are hereby incorporated by reference.

All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

EXHIBITS

Exhibit Number	Description of Documents

4.1	Certificate of Incorporation of Deltek, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.2	Amended and Restated Bylaws of Deltek, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

4.3	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.4	Shareholders’ Agreement, dated as of April 22, 2005, among Deltek Systems, Inc., the deLaski Shareholders and the persons listed on the signature pages thereto (and for purposes of Sections 3.3 and 3.4, New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P.) (incorporated by reference to Exhibit 9.1 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.5	Form of Joinder Agreement to the Shareholders’ Agreement (incorporated by reference to Exhibit 9.2 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.6	Form of Director Shareholder’s Agreement (incorporated by reference to Exhibit 9.3 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.7	Form of Optionee Shareholder’s Agreement (incorporated by reference to Exhibit 9.4 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.8	Joinder Agreement to the Shareholder’s Agreement between Kevin T. Parker and Deltek Systems, Inc., dated December 29, 2005 (incorporated by reference to Exhibit 9.5 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.9	Amendment No. 1 to Shareholder’s Agreement between Deltek Systems, Inc. and Joseph M. Kampf, dated September 14, 2006 (incorporated by reference to Exhibit 9.6 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.10	Form of 2007 Optionee Shareholder’s Agreement (incorporated by reference to Exhibit 9.7 to the Registrant’s Amendment No. 1 to Form S-1 (Registration No. 333-142737) filed on August 21, 2007)

4.11	Form of Amendment to Director Shareholder’s Agreement (incorporated by reference to Exhibit 9.8 to the Registrant’s Amendment No. 1 to Form S-1 (Registration No. 333-142737) filed on August 21, 2007)

4.12	Form of Amendment No. 1 to the Shareholder’s Agreement (incorporated by reference to Exhibit 9.9 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.13	Deltek, Inc. Amended and Restated 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on August 27, 2010)

4.14	Form of Stock Option Agreements for Director (four-year vesting) and Employee issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.84 from the Registrant’s Registration Statement on Form S-1 (333-142737) filed on August 21, 2007)

4.15	Form of Director Stock Option Agreement (one-year vesting) issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

4.16	Form of Officer Stock Option Agreement issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.16 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

4.17	Form of Officer Restricted Stock Agreement (four-year vesting) issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.17 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

4.18	Form of Officer Restricted Stock Agreement (two-year vesting) issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

5.1*	Opinion of DLA Piper LLP (US)

23.1*	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2*	Consent of DLA Piper LLP (US) (included in the opinion filed as Exhibit 5.1)

24.1	Power of Attorney (included on signature page)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on this September 23, 2010.

DELTEK, INC.

By:	/s/ Kevin T. Parker
KEVIN T. PARKER
Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each director of DELTEK, INC. whose signature appears below hereby appoints Kevin T. Parker and David R. Schwiesow and each of them severally, acting alone and without the other, his/her true and lawful attorney-in-fact with full power of substitution or re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign on such person’s behalf, individually and in each capacity stated below, any and all amendments, including post-effective amendments and any additional registration statement pursuant to General Instruction E of Form S-8, to this Registration Statement on Form S-8, and to sign any and all additional registration statements relating to the same offering of securities of this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

/s/ Kevin T. Parker	Chairman, President and	September 23, 2010
Kevin T. Parker	Chief Executive Officer
(Principal Executive Officer)

/s/ Michael Corkery	Executive Vice President, Chief Financial	September 23, 2010
Michael Corkery	Officer and Treasurer
(Principal Financial Officer)

/s/ Michael Krone	Senior Vice President, Corporate Controller	September 23, 2010
Michael Krone	and Assistant Treasurer
(Principal Accounting Officer)

A majority of the Board of Directors:

/s/ Nanci E. Caldwell	Nanci E. Caldwell	September 23, 2010
Nanci E. Caldwell	(Director)

/s/ Edward R. Grubb	Edward R. Grubb	September 23, 2010
Edward R. Grubb	(Director)

/s/ Joseph M. Kampf	Joseph M. Kampf	September 23, 2010
Joseph M. Kampf	(Director)

	Steven B. Klinsky	September , 2010
Steven B. Klinsky	(Director)

/s/ Thomas M. Manley	Thomas M. Manley	September 23, 2010
Thomas M. Manley	(Director)

/s/ Albert A. Notini	Albert A. Notini	September 23, 2010
Albert A. Notini	(Director)

/s/ Janet R. Perna	Janet R. Perna	September 23, 2010
Janet R. Perna	(Director)

/s/ Alok Singh	Alok Singh	September 23, 2010
Alok Singh	(Director)

EXHIBIT INDEX

Exhibit Number	Description of Documents

4.1	Certificate of Incorporation of Deltek, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.2	Amended and Restated Bylaws of Deltek, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

4.3	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.4	Shareholders’ Agreement, dated as of April 22, 2005, among Deltek Systems, Inc., the deLaski Shareholders and the persons listed on the signature pages thereto (and for purposes of Sections 3.3 and 3.4, New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P.) (incorporated by reference to Exhibit 9.1 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.5	Form of Joinder Agreement to the Shareholders’ Agreement (incorporated by reference to Exhibit 9.2 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.6	Form of Director Shareholder’s Agreement (incorporated by reference to Exhibit 9.3 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.7	Form of Optionee Shareholder’s Agreement (incorporated by reference to Exhibit 9.4 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.8	Joinder Agreement to the Shareholder’s Agreement between Kevin T. Parker and Deltek Systems, Inc., dated December 29, 2005 (incorporated by reference to Exhibit 9.5 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.9	Amendment No. 1 to Shareholder’s Agreement between Deltek Systems, Inc. and Joseph M. Kampf, dated September 14, 2006 (incorporated by reference to Exhibit 9.6 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.10	Form of 2007 Optionee Shareholder’s Agreement (incorporated by reference to Exhibit 9.7 to the Registrant’s Amendment No. 1 to Form S-1 (Registration No. 333-142737) filed on August 21, 2007)

4.11	Form of Amendment to Director Shareholder’s Agreement (incorporated by reference to Exhibit 9.8 to the Registrant’s Amendment No. 1 to Form S-1 (Registration No. 333-142737) filed on August 21, 2007)

4.12	Form of Amendment No. 1 to the Shareholder’s Agreement (incorporated by reference to Exhibit 9.9 to the Registrant’s Form S-1 (Registration No. 333-142737) filed on May 8, 2007)

4.13	Deltek, Inc. Amended and Restated 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on August 27, 2010)

4.14	Form of Stock Option Agreements for Director (four-year vesting) and Employee issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.84 from the Registrant’s Registration Statement on Form S-1 (333-142737) filed on August 21, 2007)

4.15	Form of Director Stock Option Agreement (one-year vesting) issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

4.16	Form of Officer Stock Option Agreement issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.16 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

4.17	Form of Officer Restricted Stock Agreement (four-year vesting) issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.17 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

4.18	Form of Officer Restricted Stock Agreement (two-year vesting) issued pursuant to the Deltek, Inc. 2007 Stock Incentive and Award Plan (incorporated by reference to Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K filed March 12, 2010)

5.1*	Opinion of DLA Piper LLP (US)

23.1*	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2*	Consent of DLA Piper LLP (US) (included in the opinion filed as Exhibit 5.1)

24.1	Power of Attorney (included on signature page)

*	Filed herewith.